EXHIBIT 32.1

          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
            Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Alan  Treibitz,  the Chief  Executive  Officer  of  Z-Axis  Corporation  (the
"Company"),  certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350, that to the best of my knowledge:

(1)  the Quarterly Report on Form 10-QSB/A of the Company for the fiscal quarter ended June 30, 2003 (the "Report") fully complies with the  requirements of
     Section 13 (a) or 15 (d) of the Securities  Exchange Act of 1934 (15 U.S.C.
     78m or 78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2003

                                          /s/ Alan Treibitz
                                          -----------------
                                          Name: Alan Treibitz
                                          Title: Chief Executive Officer